UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: September 09, 2003

                              Ohana Enterprises, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

            001-07894                                 95-2312900
            ---------                                 ----------
   (Commission File Number)        (IRS Employer Identification Number)



                             2899 Agoura Road, #168
                           Westlake Village, CA 91361
                           --------------------------
                    (Address of principal executive offices)

                                 (818) 991-6020
                                 ---------------
              (Registrant's telephone number, including area code)


                         Erly Industries, Inc.
                       Torchmail Communications, Inc.
                     Previous name of the Registrant
=======================================================================

ITEM 5.  OTHER EVENTS

On August 06, 2003, the Board of Directors of Ohana Enterprises, Inc., a Delaware corporation, (the "Company"), determined that Gerard Nolan would be relieved of his duties as President and CEO of the Company and its wholly-owned subsidiary, Visual Interviews. Mr. Nolan was notified of the Board's decision on September 02, 2003. In the near future the Company will endeavor to seek a new CEO; however in the interim, Catherine Thompson, the Company's Chief Financial Officer, will assume the duties of CEO.

Pursuant to the requirements of Section 13 and 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2003

Ohana Enterprises, Inc.

A Delaware Corporation

By:  /s/ Catherine Thompson
---------------------------------
Catherine Thompson
Chief Financial Officer, Secretary